Nicholas Financial


Milwaukee
Grand Opening Celebration!!
It's Nicholas Time
in Milwaukee
Nicholas Financial, Inc.
NFI
Established 1985
Your Local Lending Partner
SINCE 2001
Miller Park
HOME OF THE MILWAUKEE BREWERS

You're Invited to

Nicholas Financial's Milwaukee Grand Opening

Date:
January 26th 2021

Time:
3:30 to 6:30 pm

Location:
800 West Layton Avenue, Unit D
Milwaukee, WI 53221

For more Info call:
414-377-7199

Official Ribbon Cutting at 4:00 pm - Refreshments will be served

Proudly Serving Dealers in FL, AL, GA, ID, IL, IN, KS, KY, MI, MO, NC, NV, OH, PA,SC,TN,TX, WI, UT

www.NicholasFinancial.com